Supplement dated 12-23-11 to the current Statement of Additional Information (“SAI”) for
John Hancock Classic Value Fund and
John Hancock U.S. Global Leaders Growth Fund,
each a series of John Hancock Capital Series
The following revision to the SAI becomes effective as of December 23, 2011.
In the “INVESTMENT POLICIES AND RISKS” section, the following is added:
Interfund Lending. Pursuant to an exemptive order issued by the SEC, a Fund may borrow money from other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restriction on borrowing applicable to the Fund. While such other funds may lend money to the Funds and other funds under this program, each Fund is subject to a fundamental investment restriction that prohibits the Fund from lending under the program. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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